                                                                    Exhibit 23.1


                       Consent of Independent Accountants


         We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statement on Form S-3 (No. 333-36939) of Chase Manhattan Bank USA, National Association of our report dated March 26, 2001 appearing as Exhibit 99.3 of this Form 10-K.



/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP


New York, New York
March 26, 2001